                                                                     Exhibit 3.2


[Canadian Flag]  Industry Canada                       Industrie Canada


    CERTIFICATE                                        CERTIFICAT
    OF AMENDMENT                                       DE MODIFICATION

    CANADA BUSINESS                                    LOI CANADIENNE SUR
    CORPORATIONS ACT                                   LES SOCIETES PAR ACTIONS


MOORE WALLACE INCORPORATED
______________________________________________
Name of corporation-Denomination de la societe

I hereby certify that the articles of the above-named corporation were amended:

a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;

b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;

c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;

d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization;


                             [Illegible signature]
                             _____________________
                              Director - Directeur



                                    407882-9


      Corporation number-Numero de la societe

      Je certifie que les statuts de la societe susmentionnee ont ete modifies:

/ /   a) en vertu de l'article 13 de la Loi canadienne sur les societes par actions, conformement a l'avis ci-joint;

/ /   b) en vertu de l'article 27 de la Loi canadienne sur les societes par actions, tel qu'il est indique dans les clauses modificatrices ci-jointes designant une serie d'actions;

/X/   c) en vertu de l'article 179 de la Loi canadienne sur les societes par actions, tel qu'il est indique dans les clauses modificatrices ci-jointes;

/ /   d) en vertu de l'article 191 de la Loi canadienne sur les societes par actions, tel qu'il est indique dans les clauses de reorganisation ci-jointes;



                          MAY 21,2003 / LE 21 MAI 2003

                    Date of Amendment - Date de modification

[CANADIAN FLAG]
       INDUSTRY CANADA        INDUSTRIE CANADA                       FORM 4                     FORMULE 4
                                                              ARTICLES OF AMENDMENT
       CANADA BUSINESS        LOI CANADIENNE SUR LES           (SECTION 27 OR 177)       CLAUSES MODIFICATRICES
       CORPORATIONS ACT       SOCIETES PAR ACTIONS                                         (ARTICLES 27 OU 177)


1 - NAME OF THE CORPORATION - DENONINATION SOCIALE DE LA SOCIETE      2 - CORPORATION NO. - N(degree) DE LA SOCIETE

     MOORE CORPORATION LIMITED                                                      407882-9


3 - THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

LES STATUTS DE LA SOCIETE MENTIONNEE CI-DESSUS SONT MODIFIES DE LA FACON
SUIVANTE:

      to change the name of the Corporation:

                   MOORE WALLACE INCORPORATED


DATE                                  SIGNATURE                     4 - CAPACITY OF - EN QUALITE DE

May 13, 2003                          /s/ Theodore J. Theophilos    EXECUTIVE VICE PRESIDENT & SECRETARY

FOR DEPARTMENTAL USE ONLY             PRINTED NAME - NOM EN LETTRES
A L'USAGE DU MINISTERE SEULEMENT
FILED                                                 MOULEES
DEPOSEE

MAY 21, 2003                          THEODORE J. THEOPHILOS



lC3069 (2001/11)                                       [CANADA LOGO]